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                                   Exhibit 23
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                       Consent of Independent Accountants

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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 33-44376) and Form S-8 (Nos. 33-44373, 33-44374,
33-44375 and 333-90307) of Mercantile Bankshares Corporation of our report dated January 23, 2002 relating to the consolidated financial statements which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Baltimore, Maryland
March 22, 2002